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                                                                    EXHIBIT 10.7



                         ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS



          WHEREAS, ANCHOR GLASS ACQUISITION CORPORATION, a Delaware corporation (the "Assignor"), having its chief executive office at 4343 Anchor Plaza Parkway, Tampa, Florida, 33634-7513, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

          WHEREAS, BT COMMERCIAL CORPORATION, as Collateral Agent, having its principal offices at 14 Wall Street, New York, New York 10005 (the "Assignee"), desires to acquire a security interest in, and lien upon, all of Assignor's right, title and interest in and to Assignor's copyrights and copyright registrations and applications therefor; and

          WHEREAS, the Assignor is willing to assign and grant to the Assignee a security interest in, and lien upon, the copyrights and copyright registrations and applications therefor described above.

          NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of February 5, 1997, between the Assignor and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns and grants to the Assignee a security interest in, and lien upon, all of Assignor's right, title and interest in and to Assignor's copyrights and copyright registrations and





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applications therefor set forth in Schedule A attached hereto (the
"Copyrights"), together with (i) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

          This Assignment of Security Interest is made to secure the satisfactory performance and payment of all Obligations (as such term is defined in the Security Agreement) of the Assignor and shall be effective as of the date of the Security Agreement. After the termination of the Total Commitments, no Note or Letter of Credit is outstanding (or if any Letters of Credit are outstanding, a Cash Collateral Account or backup Letter of Credit in an amount and with terms satisfactory to the Assignee is established in amounts equal to such Letters of Credit) and all Loans and other Obligations have been paid in full, the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to Assignor an instrument in writing releasing the security interest in the Copyrights acquired under this Assignment of Security Interest.

          This Assignment of Security Interest has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.



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                                      * * *



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          IN WITNESS WHEREOF, the undersigned have executed this Assignment of
Security Interest at New York, New York as of the 5th day of February, 1997.

                                  ANCHOR GLASS ACQUISITION
                                  CORPORATION,
                                   as Assignor


                                  By /s/ M. William Lightner, Jr.
                                    ___________________________________
                                    Name:  M. William Lightner, Jr.
                                    Title: Vice President and Chief
                                           Financial Officer


                                  BT COMMERCIAL CORPORATION,
                                    as Collateral Agent, Assignee


                                  By /s/ Rita Dagdelen-Keskinyan
                                    ___________________________________
                                    Name:  Rita Dagdelen-Keskinyan
                                    Title: Senior Vice President



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STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )



                  On this 4th day of February, 1997 before me personally came
M. William Lightner, Jr., who being duly sworn, did depose and say that [s]he is Vice President and Chief Financial Officer of Anchor Glass Acquisition Corporation, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                        /s/ Dana L. Eagle
                                       -------------------------------------
                                              Notary Public







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STATE OF NEW YORK     )
                      ) ss.:
COUNTY OF NEW YORK    )



                  On this 5th day of February, 1997 before me personally came Rita Dagdelen-Keskinyan, who being duly sworn, did depose and say that [s]he is Senior Vice President of BT Commercial Corporation, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said company and that [s]he did so by authority of the Board of Directors of said company.

                                        /s/ Richard Yglesias
                                      ---------------------------------------
                                              Notary Public






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                                                                   SCHEDULE A



                                   COPYRIGHTS




REGISTRATION                PUBLICATION
   NUMBERS                      DATE                           COPYRIGHT TITLE
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